                                                                January 30, 2006

Ascend Acquisition Corp.
435 Devon Park Drive, Building 400
Wayne, Pennsylvania 19087

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

          Re: Initial Public Offering

Gentlemen:

          The undersigned stockholder, officer and director of Ascend
Acquisition Corp. ("Company"), in consideration of EarlyBirdCapital, Inc.
("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 13 hereof):

          1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

          2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his
Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and

Ascend Acquisition Corp.
EarlyBirdCapital, Inc.
January 30, 2006

will not seek recourse against the Trust Fund for any reason whatsoever.

          3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

          4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

          5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to or in connection with the consummation of the Business
Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

          6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

          7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

          8. The undersigned agrees to be Secretary and a Director of the
Company until the earlier of the consummation by the Company of a Business
Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the

Ascend Acquisition Corp.
EarlyBirdCapital, Inc.
January 30, 2006

undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is true and accurate in all respects.
The undersigned represents and warrants that:

     (a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

          9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Secretary and a Director of the Company.

          10. The undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company's common stock owned or to be owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

          11. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about the undersigned's background and finances
("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

          12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim

Ascend Acquisition Corp.
EarlyBirdCapital, Inc.
January 30, 2006

against him arising out of or relating in any way to this letter agreement (a
"Proceeding") shall be brought and enforced in the courts of the State of New
York of the United States of America for the Southern District of New York, and
irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive,
(ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Graubard
Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and EBC and appoint a substitute agent acceptable to each of the Company and EBC within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

          13. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                        Stephen L. Brown
                                        Print Name of Insider

                                        /s/ Stephen L. Brown
                                        ----------------------------------------
                                        Signature

EXHIBIT A

     STEPHEN L. BROWN has been our secretary and a member of our board of directors since our inception. Since October 2004, Mr. Brown has served as chairman of the board of Brimco LLC, a private investment firm. From October
1986 to October 2004, Mr. Brown served as chairman of the board and chief executive officer of The Franklin Capital Corp. (now Patient Safety
Technologies, Inc.), an American Stock Exchange listed investment company. From
January 1983 to June 1997, Mr. Brown was also the founder and chairman of the board of S.L. Brown & Company, Inc., a private equity firm. Mr. Brown is a member of the board of directors of U.S. Energy Systems, Inc., a Nasdaq Capital
Markets listed provider of thermal and electrical energy and energy outsourcing, and of Copley Financial Services Corp., a mutual fund specializing in the energy sector. In addition, Mr. Brown is an active board member and trustee of The
Peddie School. Mr. Brown received a B.A. from Brown University and a J.D. from the New York University School of Law.